POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints
Samir Gharib with
full power of substitution, the undersigneds true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigneds capacity as an officer,
director and/or more than 10% stockholder of Spruce Biosciences, Inc. (the
Company),
Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange
Act of 1934
and the rules thereunder;
(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary
or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any
amendment or amendments thereto, and timely file such form with the SEC and any stock
exchange or similar authority; and
(3) take any other action of any type whatsoever in connection with the foregoing which, in the
opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
required by, the undersigned, it being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in
such form and shall contain such terms and conditions as such attorney-in-fact may approve
in such attorney-in-facts discretion.
The undersigned hereby grants such attorney-in-fact full power and authority to do and perform any
and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the
rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if
personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such
attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by
virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that
the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming,
nor is the Company assuming, any of the undersigneds responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required
to file Forms 3, 4, and 5 with respect to the undersigneds holdings of and transactions in securities issued by
the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing
attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of
September 23, 2020.

/s/ Richard King